ASSET PURCHASE AGREEMENT

THIS AGREEMENT dated the 15th day of January 2008.

BETWEEN:

<u>SUCCESS START ENERGY INVESTMENT CO.</u>, a company incorporated under the laws of Hong Kong, and having an address at Flat A 11/fl, Blk 10, Stage 5, Mei Foo Sun Chuen, KLN, Hong Kong

(the "*Vendor*")

OF THE FIRST PART

<u>AND</u>:

<u>TOOROIBANDI LIMITED</u>, a company incorporated under the laws of Mongolia, and having an address at Bayangol 5, Khoroo 10, Khoroolol 48a04, Ulaanbaatar, Mongolia

(the "*Purchaser*")

OF THE SECOND PART

<u>AND</u>:

<u>URANIUM 308 CORP.</u>, a company incorporated under the laws of the State of Nevada, and having an address at 2820 W. Charleston Blvd., Suite 22, Las Vegas, NV, 89102

(the "*Company*")

OF THE THIRD PART

WHEREAS:

A. The Purchaser is interested in acquiring two uranium exploration licenses from the Vendor referenced as license number 10256X covering 1540 hectares (known as the Tsagaan Chuluut property) and license number 13060X covering 3116 hectares (known as the Khar Balgast property) (collectively, the "*Licenses*"), which Licenses are located

385 km east from the city of Ulaanbaatar, Mongolia and 75 km northwest from Undurkhaan town on the border of Umnudelger, Kherien and Binder Sum of Khentii Province of Mongolia;

B. The Vendor is the legal and beneficial owner of the Licenses;

C. The Company is a body corporate subsisting under and registered pursuant to the laws of the State of Nevada and is listed on the NASD Over-the-Counter Bulletin Board (the "*Exchange*");

D. The Vendor has agreed to sell, and the Purchaser has agreed to purchase, subject to certain exceptions listed in this Agreement, a 100% interest in and to the Licenses, on the terms and subject to the conditions provided in this Agreement; and

E. The Company has agreed to provide the consideration on behalf of the Purchaser for the acquisition of the Licenses, on the terms and subject to the conditions provided in the Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties hereto agree as follows:

1. PURCHASE AND SALE OF LICENSES

1.1 **Description of Licenses**. Subject to the terms and conditions of this Agreement, the Vendor agrees to sell, assign and transfer legal and beneficial title to and possession of the Licenses, copies of which are attached hereto as Schedule "A", to the Purchaser, and the Purchaser and the Company agree to purchase the Licenses from the Vendor at Closing.

1.2 **Purchase Price**. The purchase price (the "*Purchase Price*") payable by the Company on behalf of the Purchaser to the Vendor for the Licenses is as follows:

(a) US$8,000,000 (the "*Cash Portion*") payable by the Purchaser in accordance with Section 1.3;

(b) the completion of an exploration program (the "*Exploration Portion*") in accordance with Section 1.4; and

(c) the issuance of 10,000,000 shares of common stock of the Company (the "*Share Portion*") to the Vendor in accordance with Section 1.5.

1.3 **Payment of the Cash Portion of the Purchase Price**. The Cash Portion of the Purchase Price will be paid by the Company on behalf of the Purchaser as follows:

(a) US$1,500,00 will be paid within 75 days after the Closing of this Agreement; and

(b) US$6,500,000 will be paid within 60 days after the completion of a Final Geological Resource Estimate (as defined below) that confirms the uranium mineralization calculations and survey results of the property covering the Licenses that were prepared by Russian geologists P. G. Grajdanetsev in 1951 and G. G. Gorlov in 1954. If the Final Geological Resource Estimate does not confirm the results of the reports prepared by the Russian geologists, then the parties hereto may mutually amend the terms and amounts of the Cash Portion of the Purchase Price, or else the Company and Purchaser may terminate this Agreement and the Vendor shall return the initial payment of US$1,500,000 to the Company within 30 days and the Purchaser shall have the Licenses transferred back to the Vendor within 30 days of termination of this Agreement.

1.4 **Payment of the Exploration Portion of the Purchase Price**. The Exploration Portion of the Purchase Price will be paid by the Purchaser as follows:

(a) the Purchaser will complete an initial project assessment report (the "*Initial Assessment Report*") to be substantiated by data from the Government of Mongolia by May 31, 2008;

(b) the Purchaser will complete an initial geological resource estimate, which involves some sample trenching and analysis (the "*Initial Geological Resource Estimate*") by July 31, 2008; and

(c) the Purchaser will complete a final geological resource estimate, which includes additional sample trenching and drilling with analysis (the "*Final Geological Resource Estimate*") by September 30, 2008. If, for any technical or financial reason, the work required to produce the Final Geological Resource Estimate cannot be completed by September 30, 2008, then the Purchaser and Vendor may mutually agree to extend the date for completion of the Final Geological Resource Estimate for a one-year period.

1.5 **Payment of the Share Portion of the Purchase Price**. The Share Portion of the Purchase Price will be paid by the Company on behalf of the Purchaser as follows:

(a) upon the transfer of the Licenses to the Purchaser and confirmation of such

transfers from the appropriate Mongolia governmental office covering such registration of exploration licenses is provided to the Company and the Purchaser, the Company shall issue 5,000,000 shares of common stock to the Vendor, which shares will be restricted shares in accordance with Rule 144 ("*Rule 144*") promulgated under the United States Securities Act of 1933, as amended (the "*Act*");

(b) within ten (10) days after the completion of the Final Geological Resource Estimate that confirms the uranium mineralization calculations and survey results of the property covering the Licenses that were prepared by Russian geologists P. G. Grajdanetsev in 1951 and G. G. Gorlov in 1954, the Company shall issue 5,000,000 shares of common stock to the Vendor, which shares will be restricted shares in accordance with Rule 144 promulgated under the Act; and

(c) if the Final Geological Resource Estimate does not confirm the results of the reports prepared by the Russian geologists, then the parties hereto may mutually amend the terms and amounts of the Share Portion of the Purchase Price, or else the Company and Purchaser may terminate this Agreement and have the Licenses transferred back to the Vendor and any shares of common stock of the Company that have been paid as part of the Share Portion of the Purchase Price shall be surrendered to the Company for cancellation.

2. COVENANTS OF THE PARTIES - CONFIDENTIALITY

2.1 **Covenant of Confidentiality**. Until Closing, the parties undertake to keep all information with respect to this Agreement, the terms herein, and any related, underlying or subsequent agreements (the "*Information*") confidential and not to directly or indirectly disclose the Information at any time to any person or persons or use the Information for any purpose whatsoever, and to take, or abstain from taking, other actions set forth herein. The Information will be used solely for the purpose of evaluating the proposed transactions set out herein, and will be kept confidential by each of the Vendor, the Company and the Purchaser, and their officers, directors, employees, representatives, agents, and advisors; provided that (i) any of such Information may be disclosed by either party to its officers, directors, employees, representatives, agents, and advisors who require such information for the purpose of evaluating the arrangement set out herein; (ii) disclosure of such Information may be made where the consent in writing of the other party has been obtained; (iii) such Information may be disclosed if so required by law; and (iv) such obligation of confidentiality shall expire upon such Information becoming public by means other than a breach of this Section. If the arrangement set out in the Agreement is not completed, each of the Purchaser, the Company and the Vendor will

promptly return all documents, contracts, records, or properties to the other. The provisions of this paragraph shall survive the termination of this Agreement.

2.2 **Public Disclosure**. Neither the Purchaser, the Company, nor the Vendor will, before Closing, make any public release of information regarding the matters contemplated herein except that each of the Purchaser, the Company and the Vendor may each continue such communications with their respective employees, customers, suppliers, franchisees, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other party or the prompt consummation of the transactions contemplated by this Agreement, or as otherwise required by law.

3. REPRESENTATIONS OF THE VENDOR

3.1 **Representations.** The Vendor represents and warrants to the Purchaser and the Company as follows, with the intent that the Purchaser and the Company will rely on the representations in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

(a) **Rightful Owner**. The Vendor is the rightful and legal owner of the Licenses, free and clear of all liens, charges, pledges, security interests and claims of others, and no taxes, payments or fees are due in respect of any part of the Licenses, and the Vendor has free and unimpeded right to the Licenses;

(b) **Capacity to Sell**. The Vendor is a corporation duly incorporated, validly existing and in good standing under the laws of Hong Kong, and has the power and capacity to own and dispose of the Licenses, and to enter into this Agreement and carry out its terms to the full extent;

(c) **Authority to Sell**. The execution and delivery of this Agreement, and the completion of the transaction contemplated by this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors;

(d) **Licenses in Good Standing and Valid**. The Licenses have been duly and validly issued and have been recorded and are in good standing pursuant to the laws of Mongolia and of the jurisdiction in which it is located, and will remain valid and in good standing for the term of the Licenses;

(e) **Licenses Clear of Encumbrances**. There is no adverse claim or challenge against or to the ownership of or title to the Licenses or which may impede the Purchaser's or Company's use of the Licenses, nor to the best of the Vendor's knowledge, is there any basis for any potential claim or challenge, and there are no outstanding agreements to or options to acquire or purchase the Licenses, and no persons or companies other than the Vendor have any interest whatsoever in the Licenses;

(f) **Sale Will Not Cause Default.** Neither the execution nor delivery of this Agreement, nor the completion of the purchase and sale contemplated by this Agreement will:

(i) violate any of the terms and provisions of the constating documents or bylaws or articles of the Vendor, or any order, decree, statute, bylaw, regulation, covenant, restriction applicable to the Vendor or the Licenses;

(ii) give any person the right to terminate, cancel or otherwise deal with the Licenses; or

(iii) result in any fees, duties, taxes, assessments or other amounts relating to the Licenses becoming due or payable;

(g) **Litigation**. There is no litigation or administrative or governmental proceeding or inquiry pending or, to the knowledge of the Vendor, threatened against or relating to the Licenses, nor does the Vendor know of or have reasonable grounds that there is any basis for any such action, proceeding or inquiry;

(h) **No Defaults**. There has not been any default in any obligation to be performed relating to the Licenses;

(i) **Condition of Licenses**. During the term of this Agreement, the Vendor will maintain the Licenses in good standing; and

(j) **Resale Restrictions.** The Vendor hereby acknowledges and agrees that the Company and the Purchaser make no representations as to any resale or other restriction affecting the shares of common stock of the Company to be issued to the Vendor (the "*Common Shares*") and that it is presently contemplated that the Common Shares will be issued by the Company to the Vendor in reliance upon the registration and prospectus exemptions contained in the United States Securities Act of 1933, as amended (the "*Act*") or Regulation S promulgated under the Act which will impose a

trading restriction in the United States on the Common Shares for a period of at least 6 months from the Closing Date (as hereinafter determined). In addition, the obligation of the Company to issue the Common Shares pursuant to section "1.5" hereinabove will be subject to the Company being satisfied that an exemption from applicable registration and prospectus requirements is available under the Act and all applicable securities laws, in respect of the Vendor and the Common Shares, and the Company shall be relieved of any obligation whatsoever to issue Common Shares pursuant to section "1.5" hereinabove where the Company reasonably determines that a suitable exemption is not available to it.

4. COVENANTS OF THE VENDOR

4.1 **Procure Consents**. The Vendor will diligently and expeditiously take all reasonable steps requested by the Purchaser and the Company to obtain, before Closing, all necessary consents to effect the assignment and transfer of title to the Licenses to the Purchaser.

4.2 **Covenant of Indemnity**. The Vendor will indemnify and hold harmless the Purchaser and the Company from and against:

(a) any and all liabilities, whether accrued, absolute, contingent or otherwise, existing at Closing and which are not agreed to be assumed by the Purchaser and/or the Company under this Agreement;

(b) any and all losses, claims, damages and costs incurred or suffered by the Purchaser and/or the Company arising out of the breach or inaccuracy of any representation or warranty of the Vendor contained in this Agreement; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

5. REPRESENTATIONS OF THE PURCHASER AND THE COMPANY

5.1 **Representations**. The Purchaser and the Company represent and warrant to the Vendor as follows, with the intent that the Vendor will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

(a) **Status of the Purchaser**. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of

Mongolia, and has the power and capacity to enter into this Agreement and carry out its terms;

(b) **Status of the Company**. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and has the power and capacity to enter into this Agreement and carry out its terms; and

(c) **Binding Agreement.** This Agreement constitutes a legal, valid and binding obligation of the Purchaser and the Company enforceable against the Purchaser and the Company in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

6. COVENANTS OF THE PURCHASER AND THE COMPANY

6.1 **Indemnity**. The Purchaser and the Company will indemnify and hold harmless the Vendor from and against:

(a) any and all liabilities, whether accrued, absolute, contingent or otherwise, existing at Closing and which are not agreed to be assumed by the Vendor under this Agreement;

(b) any and all losses, claims, damages and costs incurred or suffered by the Vendor arising out of the breach or inaccuracy of any representation or warranty of the Purchaser or the Company contained in this Agreement; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

7. SURVIVAL OF REPRESENTATIONS AND COVENANTS

7.1 **Vendor's Representations and Covenants**. All representations, covenants and agreements made by the Vendor in this Agreement or under this Agreement will, unless otherwise expressly stated, survive Closing and any investigation at any time made by or on behalf of the Purchaser and the Company will continue in full force and effect for the benefit of the Purchaser and the Company.

7.2 **Purchaser's and Company's Representations and Covenants**. All representations, covenants and agreements made by the Purchaser and the Company in this Agreement or under this Agreement will, unless otherwise expressly stated, survive

Closing and any investigation at any time made by or on behalf of the Vendor and will continue in full force and effect for the benefit of the Vendor.

8. ASSUMED INDEBTEDNESS

8.1 **Assumed Indebtedness**. The Purchaser and the Company will not assume any indebtedness of the Vendor with respect to the Licenses. The Vendor will indemnify and save harmless the Purchaser and the Company from and against any such claim.

9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER AND THE COMPANY

9.1 **Conditions**. All obligations of the Purchaser and the Company under this Agreement are subject to the fulfillment at or before Closing of the following conditions:

(a) **Vendor's Representations**. The Vendor's representations contained in this Agreement will be true at and as of Closing as if such representations were made at and as of such time.

(b) **Vendor's Covenants**. The Vendor will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it before or at Closing.

(c) **Consents.** All consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Licenses will have been obtained and duly executed copies of the consents or approvals will have been supplied to the Purchaser and the Company before or at Closing.

9.2 **Exclusive Benefit**. The foregoing conditions are for the exclusive benefit of the Purchaser and the Company and any such condition may be waived in whole or in part by the Purchaser and the Company at or before Closing by delivering to the Vendor a written waiver to that effect signed by the Purchaser and the Company.

10. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR

10.1 **Conditions**. All obligations of the Vendor under this Agreement are subject to the fulfillment, before or at Closing, of the following conditions:

(a) **Purchaser's and Company's Representations**. The Purchaser's and the Company's representations contained in this Agreement will be true at and as of Closing as though such representations were made as of such time.

(c) **Purchaser's and Company's Covenants**. The Purchaser and the Company will have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it at or before Closing.

10.2 **Exclusive Benefit**. The foregoing conditions are for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor at or before Closing by delivering to the Purchaser and the Company a written waiver to that effect signed by the Vendor.

11. CLOSING

11.1 **Time of Closing**. Subject to the terms and conditions of this Agreement, the purchase and sale of the Licenses will be completed at a closing (the "*Closing*") to be held on January 18, 2008 (the "*Closing Date*").

11.2 **Place of Closing**. The Closing will take place at Bayangol 5, Khoroo 10, Khoroolol 48a04, Ulaanbaatar, Mongolia.

11.3 **Documents to be Delivered by the Vendor**. At the Closing the Vendor will deliver or cause to be delivered to the Purchaser and the Company:

(a) legal title to the Licenses in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of such instruments is required; and

(b) where applicable, copies of those resolutions of the shareholders and directors of the Vendor required to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered by the Vendor under this Agreement.

12. GENERAL

12.1 **Governing Law.** This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with the laws of Hong Kong and the parties submit and attorn to the jurisdiction of the courts of Hong Kong.

12.2 **Professional Fees.** Each of the parties will bear the fees and disbursements of their respective lawyers, advisers and consultants engaged by them respectively in connection with the transactions contemplated by this Agreement prior to the Closing.

12.3 **Assignment**. No party will assign this Agreement, or any part of this Agreement, without the prior written consent of the other parties. Any purported assignment without the required consent is not binding or enforceable against any party.

12.4 **Enurement.** This Agreement enures to the benefit of and binds the parties and their respective successors and permitted assigns.

12.5 **Notice**. All notices required or permitted to be given under this Agreement will be in writing and personally delivered to the address of the intended recipient set out on the first page of this Agreement or at such other address as may from time to time be notified by any of the parties in the manner provided in this Agreement.

12.6 **Further Assurances.** The parties will execute and deliver all further documents and take all further action reasonably necessary or appropriate to give effect to the provisions and intent of this Agreement and to complete the transactions contemplated by this Agreement.

12.7 **Remedies Cumulative.** The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise. Any party to this Agreement may terminate this Agreement if any other party is in breach of or defaults under any material term or condition of this Agreement or has made a material misrepresentation in this Agreement. No single or partial exercise by a party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that party may be entitled.

12.8 **Entire Agreement**. This Agreement constitutes the entire agreement between the parties and there are no representations, express or implied, statutory or otherwise and no collateral agreements other than as expressly set out or referred to in this Agreement.

12.9 **Headings**. The division of this Agreement into sections and the insertion of headings are for convenience only and do not form part of this Agreement and will not be used to interpret, define or limit the scope, extent or intent of this Agreement.

12.10 **Severability.** Each provision of this Agreement is severable. If any provision of this Agreement is or becomes illegal, invalid or unenforceable, the illegality, invalidity or unenforceability of that provision will not affect the legality, validity or enforceability of the remaining provisions of this Agreement.

12.11 **Schedules**. The Schedules attached hereto form an integral part of this Agreement.

12.12 **Time of the Essence**. Time will be of the essence of this Agreement.

12.13 **Counterparts.** This Agreement and all documents contemplated by or delivered in connection with this Agreement may be executed and delivered by facsimile or original and in any number of counterparts, and each executed counterpart will be considered to be an original. All executed counterparts taken together will constitute one agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement by their duly authorized officers effective the first day and year written above.

SUCCESS START ENERGY INVETMENT CO.
Per:

/s/ Yung Soong Teh
Authorized Signatory

Yung Soong Teh, Director
(print name and title)

TOOROIBANDI LIMITED
Per:

/s/ Lin Dong Hong
Authorized Signatory

Lin Dong Hong, Director
(print name and title)

URANIUM 308 CORP.
Per:

/s/ Dennis Tan
Authorized Signatory

Dennis Tan, President
(print name and title)

Schedule A

This is Schedule "A" to that certain Asset Purchase Agreement among Success Start Energy Investment Co., Tooroibandi Limited and Uranium 308 Corp.

License number 10256X and License number 13060X

Refer to the attached materials

АШИГТ МАЛТМАЛЫН ХАЙГУУЛЫН 13060X ТООТ ТУСГАЙ ЗӨВШӨӨРЛИЙН 1 ДҮГЭЭР ХАВСРАЛТ

(тусгай зөвшөөрөлгүй бол хүчингүй)

Тусгай зөвшөөрлөөр талбайн хэмжээ болон тусгай зөвшөөрлийн эзэмшилд орсон өөрчлөлт

д/д	Тусгай зөвшөөрөлд орох өөрчлөлтийн үндэслэл	Өргөдлийн бүртгэлийн дугаар	Хасагдах талбайн хэмжээ (га-аар)	Үлдсэн талбайн хэмжээ (га-аар)
1.	Анх олгосон	20285X		АМГТХЭГ КА[illegible]ТРЫН [illegible] ТӨВ УХА0214 3116 2007-12-19
2.	Тусгай зөвшөөрлийн гэрчилгээг улсын бүртгэлийн 9019028044 тоот гэрчилгээтэй ,,Тоорой банди,, ХХК-д шилжүүлснийг КБТ- ийн даргын 2631 тоот шийдвэрээр бүртгэв.	5981X		АМГТХЭГ КАДАСТРЫН БҮРТГЭЛИЙН ТӨВ УХА0214 3116 [illegible]

АШИГТ МАЛТМАЛЫН ХАЙГУУЛЫН 13060X ТООТ
ТУСГАЙ ЗӨВШӨӨРЛИЙН 2 ДУГААР ХАВСРАЛТ

(тусгай зөвшөөрөлгүй бол хүчингүй)

Тусгай зөвшөөрлөөр олгогдсон талбайн булангийн цэгүүдийн солбицлын өөрчлөлтүүд

<table>
<tr><th>д/д</th><th>Солбицлууд өөрчлөгдөх үндэслэл</th><th>Хүчин төгөлдөр солбицлууд</th></tr>
<tr><td>1.</td><td>Талбайн анхны солбицлууд</td><td>
<table>
<tr><th>№</th><th>град</th><th>мин</th><th>сек</th><th>град</th><th>мин</th><th>сек</th></tr>
<tr><td>1</td><td>110</td><td>30</td><td>30</td><td>47</td><td>57</td><td>0</td></tr>
<tr><td>2</td><td>110</td><td>35</td><td>00</td><td>47</td><td>57</td><td>0</td></tr>
<tr><td>3</td><td>110</td><td>35</td><td>00</td><td>47</td><td>54</td><td>0</td></tr>
<tr><td>4</td><td>110</td><td>30</td><td>30</td><td>47</td><td>54</td><td>0</td></tr>
</table>
</td></tr>
<tr><td>2.</td><td>Тусгай зөвшөөрлийн гэрчилгээг улсын бүртгэлийн 9019028044 тоот гэрчилгээтэй „Тоорой банди„ ХХК-д шилжүүлснийг КБТ- ийн даргын 2631 тоот шийдвэрээр бүртгэв. 2007-12-19</td><td>Э. Заяабат
Тусгай зөвшөөрлөөр олгогдсон талбайн булангийн цэгүүдийн солбицлууд хэвээр
2007-12-20</td></tr>
</table>

Translation from Mongolian

/sealed with the stamp/

Approved by:	Head of the CRC	B.Batmandakh /signed/
Reviewed by:	Geography specialist of the CRC	/signed/

13060X

/sealed with the stamp/

Request made by:	"Tooroi Bandi" Co., ltd
Director	lin Dong Hong /signed/

Field description

Location:	Khentii, Umnudelger, Binder
Field name:	Khar burgast
Planshet number:	
Scope:	1:100000

Field coordinates

Point no.	Longitude	Latitude
1.	110°30'30"	47°57'00"
2.	110°35'00"	47°57'00"
3.	110°35'00"	47°54'00"
4.	110°30'30"	47°54'00"

/sealed with the stamp/



Translation from Mongolian

APPENDIX NUMBER ONE TO THE LICENSE CERTIFICATE, THE SPECIAL LICENSE NO. 13060X ON PROSPECTING MINERAL RESOURCES

(It is invalid without Certificate)

Changes entered into the size of the area, granted under the License and to the license property.

S/n	Grounds for the changes made into the License	Application registration number	Size of the area to be deducted	Size of the remained area (in hectares)
1.	Initially granted	**20285X**	-	**3116** (sealed) 19 December, 2007
2.	Transferring of the special license to the "Tooroi Bandi" Co., ltd possessing the State Registration Certificate number 9019028044 was registered according to the decision number 2631 of the head of CRC	**T5983X**		**3116** (sealed) 29 December, 2007

Translation from Mongolian

APPENDIX NUMBER ONE TO THE LICENSE CERTIFICATE, THE SPECIAL LICENSE NO. 13060X ON PROSPECTING MINERAL RESOURCES

(It is invalid without Certificate)

Alterations of coordinates of corner points of the area issued by the license.

N/n	Grounds for the alteration to the coordinates	Valid coordinates
1.	Initial coordinates of the area	1. 110°30'30" 47°57'00" 2. 110°35'00" 47°57'00" 3. 110°35'00" 47°54'00" 4. 110°30'30" 47°54'00" (sealed and signed) E.Zayabat 19 December, 2007
5.	Transferring of the special license to the "Tooroi Bandi" Co., ltd possessing the State Registration Certificate number 9019028044 was registered according to the decision number 2631 of the head of CRC	Coordinates of corner points of the area issued by the license remained as previous ones (sealed with the stamp) 29 December, 2007



АШИГТ МАЛТМАЛЫН ХАЙГУУЛЫН .... 10256X ТООТ ЛИЦЕНЗИЙН ГЭРЧИЛГЭЭНИЙ 1 ДҮГЭЭР ХАВСРАЛТ

ТУСГАЙ ЗӨВШӨӨРЛИЙН *(гэрчилгээгүй бол хүчингүй)*

Лицензээр олгогдсон талбайн хэмжээ болон лицензийн эзэмшилд орсон өөрчлөлт

д/д	Лицензэд орох өөрчлөлтийн үндэслэл	Өргөдлийн бүртгэлийн дугаар	Хасагдах талбайн хэмжээ (га-аар)	Үлдсэн талбайн хэмжээ (га-аар)
1.	Анх 19/03 тоот улсын бүртгэлийн гэрчилгээтэй "Монгол-Алт" ХК-д олгов.	13791X		АМГТХЭГ-ын ГЕОЛОГИ УУРХАЙН КАДАСТРЫН ГАЗАР 10800 2005-08-09
2.	ГУУКА-ны даргын 2006 оны 993 тоот шийдвэрээр талбайн хэсгийг буцааж хүлээлгэн өгөв	1050X	9260	АМГТХЭГ-ын ГЕОЛОГИ УУРХАЙН КАДАСТРЫН АЛБА ХХА0214 1540 2006-10-10
3.	Тусгай зөвшөөрлийн хоёр дахь жилийн төлбөрөө төлөв.			АМГТХЭГ-ын ГЕОЛОГИ УУРХАЙН КАДАСТРЫН АЛБА ХХА0214 1540 2007-01-09
			Ч. Алтанбаатар 07 03	2-249
4.	Тусгай зөвшөөрлийн 3 дахь жилийн төлбөрөө төлөв.			1540 2007-08-02
5.	Тусгай зөвшөөрлийн гэрчилгээг улсын бүртгэлийн 9019028044 тоот гэрчилгээтэй „Тоорой банди„ ХХК-д шилжүүлснийг КБТ-ийн даргын 2630 тоот шийдвэрээр бүртгэв.	T5983X		АМГТХЭГ КАДАСТРЫН БҮРТГЭЛИЙН ТӨВ 1540 2007-12-29

АШИГТ МАЛТМАЛЫН ХАЙГУУЛЫН **10256X** ТООТ
ЛИЦЕНЗИЙН ГЭРЧИЛГЭЭНИЙ 2 ДУГААР ХАВСРАЛТ
ТУСГАЙ ЗӨВШӨӨРЛИЙН *(гэрчилгээгүй бол хүчингүй)*

Лицензээр олгогдсон талбайн булангийн цэгүүдийн солбицлын өөрчлөлтүүд

д/д	Солбицлууд өөрчлөгдөх үндэслэл	Хүчин төгөлдөр солбицлууд
1.	Талбайн анхны солбицлууд	1. 110°30'00" 47°54'00" 4. 110°43'00" 47°52'30" 2. 110°39'30" 47°54'00" 5. 110°43'00" 47°50'00" 3. 110°39'30" 47°52'30" 6. 110°30'00" 47°50'00" АМГТХЭГ-ын ГЕОЛОГИ УУЛ УУРХАЙН КАДАСТРЫН ГАЗАР 2005-08-08 Д.Жаргалсайхан
2.	Хэсэгчлэн буцааж хүлээлгэн өгснөөс үлдэж буй талбайн солбицол	(see table below) 2006-10-10 АМГТХЭГ-ын ГЕОЛОГИ УУЛ УУРХАЙН КАДАСТРЫН АЛБА С. Пүрэвжав
6.	Тусгай зөвшөөрлийн хоёр дахь жилийн төлбөрөө төлөв.	Тусгай зөвшөөрлөөр олгогдсон талбайн булангийн цэгүүдийн солбицлууд хэвээр. АМГТХЭГ-ын ГЕОЛОГИ УУЛ УУРХАЙН КАДАСТРЫН АЛБА 2007-01-05 ...0214 Ч. Алтанбаатар 7 07 23 8-249
4.	Тусгай зөвшөөрлийн 3 дахь жилийн төлбөрөө төлов	Тусгай зөвшөөрлөөр олгогдсон талбайн булангийн цэгүүдийн солбицлууд хэвээр 2007-08-02
5.	Тусгай зөвшөөрлийн гэрчилгээг улсын бүртгэлийн 9019028044 тоот гэрчилгээтэй „Тоорой банди„ ХХК-д шилжүүлэхийг КБТ- ийн даргын 2630 тоот шийдвэрээр бүртгэв.	Тусгай зөвшөөрлөөр олгогдсон талбайн булангийн цэгүүдийн солбицлууд хэвээр АМГТХЭГ ...ТӨВ 2007-12-29 ...0214

№	град	мин	сек	град	мин	сек
1	110	33	0	47	54	0
2	110	37	0	47	54	0
3	110	37	0	47	52	20
4	110	33	0	47	52	20

Translation from Mongolian

/sealed with the stamp/

Approved by:	Head of the CRC	B.Batmandakh /signed/
Reviewed by:	Geography specialist of the CRC	/signed/

10256X

/sealed with the stamp/

Request made by:	"Tooroi Bandi" Co., ltd
Director	lin Dong Hong /signed/

Field description

Location:	Khentii, Kherlen, Binder
Field name:	Tsagaan Chuluut
Planshet number:	L 49-6
Scope:	1:100000

Field coordinates

Point no.	Longitude	Latitude
1.	110°33'00"	47°54'00"
2.	110°37'00"	47°54'00"
3.	110°37'00"	47°52'20"
4.	110°33'00"	47°52'20"

/sealed with the stamp/

Translation from Mongolian

APPENDIX NUMBER ONE TO THE LICENSE CERTIFICATE, THE SPECIAL LICENSE NO. 10256X ON PROSPECTING MINERAL RESOURCES

(It is invalid without Certificate)

Changes entered into the size of the area, granted under the License and to the license property.

S/n	Grounds for the changes made into the License	Application registration number	Size of the area to be deducted	Size of the remained area (in hectares)
1.	Initially granted to the "Mongol Alt" possessing the State Registration Certificate number 19/03	13791X	-	10800 (sealed) 8 August, 2005
2.	The part of the field was retuned according to the decision number 993, 2006 of the chief of GMCS	1050X	9260	1540 (sealed) 10 October, 2006
3.	The license royalty for the second year was paid.			1540 (sealed) 5 January, 2007
4.	The license royalty for the third year was paid.			1540 (sealed) 2 August, 2007
5.	Transferring of the special license to the "Tooroi Bandi" Co., ltd possessing the State Registration Certificate number 9019028044 was registered according to the decision number 2630 of the head of GRC	T5983X		1540 (sealed) 29 December, 2007

ОРЧУУЛГЫН ТОВЧОО
YK32126

Translation from Mongolian

APPENDIX NUMBER ONE TO THE LICENSE CERTIFICATE, THE SPECIAL LICENSE NO. 10256X ON PROSPECTING MINERAL RESOURCES

(It is invalid without Certificate)

Alterations of coordinates of corner points of the area issued by the license.

N/n	Grounds for the alteration to the coordinates	Valid coordinates
1.	Initial coordinates of the area	1. 110°30'00" 47°54'00" 2. 110°39'30" 47°54'00" 3. 110°39'30" 47°52'30" 4. 110°43'00" 47°52'30" 5. 110°43'00" 47°52'00" 6. 110°30'00" 47°50'00" (sealed and signed) D.Jargalsaikhan 8 August, 2005
2.	The coordinates of the area remaining from returning partially	1. 110°33'00" 47°54'00" 2. 110°37'00" 47°54'00" 3. 110°37'00" 47°52'20" 4. 110°33'00" 47°52'20" (sealed and signed) D.Jargalsaikhan 10 October, 2006
3.	The license royalty for the second year was paid.	Coordinates of corner points of the area issued by the license remained as previous ones (sealed and signed) S.Purevjav 5 January, 2007
4.	The license royalty for the third year was paid.	Coordinates of corner points of the area issued by the license remained as previous ones (sealed with the stamp) 2 August, 2007
5.	Transferring of the special license to the "Tooroi Bandi" Co., ltd possessing the State Registration Certificate number 9019028044 was registered according to the decision number 2630 of the head of CRC	Coordinates of corner points of the area issued by the license remained as previous ones (sealed with the stamp) 29 December, 2007